UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 25, 2010

Alterra Capital Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 25, 2010, Alterra Bermuda Limited, a wholly owned subsidiary of the Registrant ("Alterra Bermuda"), entered into a revised Summary of Terms (the "Summary of Terms") to a Letter of Credit Facility, dated July 2, 2009, between Harbor Point Re Limited (as predecessor to Alterra Bermuda) and Citi Europe Plc (the "Citi Facility").

The Citi Facility is used to support underwriting at Alterra Bermuda's UK branch and is secured by cash collateral. The Summary of Terms increases the capacity of the Citi Facility to GBP 30,000,000 in addition to setting fees of 15bps for letters of credit.

On November 26, 2010, Alterra Capital UK Limited, a wholly owned subsidiary of the Registrant, as Account Party and Applicant, and the Registrant, as Guarantor, entered into a Supplemental Letter (the "Supplemental Letter") relating to a Credit Facility Agreement, dated 13 October 2008, with ING Bank N.V., London Branch as Bank, Agent, Issuing Bank and Security Trustee, as previously amended (the "FAL Facility").

The FAL Facility is used for the issuance of letters of credit to provide funds at Lloyd's to support Lloyd's syndicate commitments and is partially secured by securities and cash collateral. The Supplemental Letter rolls over outstanding letters of credit under the FAL Facility to a new expiry date of December 31, 2014. The Supplemental Letter also requires the parties to enter into a new credit facility agreement on or prior to December 20, 2010.

The foregoing summaries are qualified in their entirety by reference to the Summary of Terms and Supplemental Letter, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 1, 2010, David Shead will assume the position of Chief Accounting Officer of the Registrant.

Mr. Shead, 38, currently serves as Technical Accounting Officer of the Registrant, a position he has held since June 2007. Prior to this, Mr. Shead was a Senior Manager in the Audit Group of KPMG.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

November 29, 2010	By:	Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Summary of Terms to Letter of Credit Facility by and between Alterra Bermuda Limited and Citi Europe Plc.
10.2	Supplemental Letter to £90,000,000 Letter of Credit Facility Agreement dated 13 October 2008, as previously amended and restated